EXHIBIT 99.2

HISPANIC TELEVISION NETWORK, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
AS OF DECEMBER 31, 1999
	HTVN __________	MGB _________	Pro Forma Adjustments ___________	Pro Forma Combined ___________
Assets

Current Assets

Cash and cash equivalents	$ 52,655	$ -	$	$ 52,655
Accounts Receivable	19,250	17,899		37,149
Other Current Assets	-	-		-
Other Asset - Programming Inventory	-	-		-
Prepaids	41,666	-		41,666
Investments	-	-		-
Trade Credit Receivable	126,073 ___________	- _________	___________	126,073 ___________

Total Current Assets	239,644	17,899	-	27,543

Property and equipment, net	1,423,826	64,330		1,488,156
Goodwill and other assets	2,832,121 ___________	- _________	1,325,618 ___________	(a)(b)	4,157,739 _________

Total assets	$ 4,495,591 ___________	$ 82,229 _________	$ 1,325,618 ___________	$ 5,903,438 ____________

Liabilities and Stockholder's Equity

Current Liabilities

Accounts Payable	$ 1,142,697	$ 1,487	$	$ 1,144,184
Accrued Liabilities and other	66,489	171,063		237,552
Notes Payable	1,356,299	20,088		1,376,387
Accrued Interest	336,353	-		336,353
Revolving Line of Credit	500,000	100,000		600,000
Due to private placement participants	400,000 __________	- _________	___________	400,000 ____________

Total Liabilities	3,801,838	292,638	-	4,094,476

Stockholder's Equity

Convertible Preferred Stock	275,774	-		275,774
Common Stock	781,016	100	1,100	(a)	782,216
Additional Capital	3,074,282	13,248	1,248,052	(a)	4,335,582
Accumulated Deficit	(3,437,319) ___________	(223,757) _________	76,466 ___________	(a)(b)	(3,584,610) __________
Total Stockholder's Equity	693,753 ___________	(210,409) _________	1,325,618 ___________	1,808,962 ___________

Total liabilities and stockholder's equity	$ 4,495,591	$ 82,229	$ 1,325,618	$ 5,903,438

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

______________________________________________________________________________

HISPANIC TELEVISION NETWORK, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
AS OF DECEMBER 31, 1999
	HTVN __________	MGB _________	Pro Forma Adjustments ___________	Pro Forma Combined ___________

Revenue	$ 278,186	$ 47,157	$	$ 325,343

Expenses

Programming Expenses	26,472			26,472
Satellite Rental	274,400			274,400
Production expenses	45,926			45,926
Rental expense (net)	52,765			52,765
Administrative expenses	3,039,699	23,066		3,062,765
Salaries and wages	-	21,250		21,250
Depreciation	80,867	35,575		116,442
Amortization	45,734 ___________	_________	147,291 ___________	(b) 193,025 __________

Total Expenses	3,565,863 ___________	79,891 _________	147,291 ___________	3,793,045 ____________

Loss from Operations	(3,287,677) ___________	(32,734) _________	(147,291) ___________	(3,467,702) ____________

Other Income/Expenses

Loss on Sale of Assets	6,273			6,273
Interest expense (net)	39,443 __________	- _________	__________	39,443 _____________

Net Loss	$(3,333,393)	$ (32,734)	$ (147,291)	$ (3,513,418)

Basic and diluted net loss per share	$ (0.05) ___________			$ (0.06) ____________

Weighted average shares outstanding	$61,058,844			$ 61,178,844

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

______________________________________________________________________________

HISPANIC TELEVISION NETWORK, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

1.	BASIS OF PRESENTATION

Effective July 11, 2000, the Company acquired Televideo, Inc. and MGB Entertainment, Inc. in exchange for 120,000 shares of common stock, valued at $1,262,500.

The allocation of the purchase price is summarized below:

		Assets acquired	$ 82,229
		Goodwill	1,472,909
		Liabilities	(292,638) ___________
		Total Purchase Price	$ 1,262,500

2.	PRO FORMA ADJUSTMENTS

	(a)	To reflect the purchase price (stock valued at $1,262,500) and the resulting intangible asset of goodwill as if the acquisition had occurred on December 31, 1999.
	(b)	To reflect the amortization of goodwill, as if the acquisition occurred on January 1, 1999.

______________________________________________________________________________

HISPANIC TELEVISION NETWORK, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
AS OF JUNE 30, 2000

	HTVN _________	Televidio & MGB __________	Pro Forma Adjustments ___________	Pro Forma Combined ___________
Assets

Current Assets

Cash and cash equivalents	1,062,313	253			1,062,566
Accounts Receivable	33.636	31,630			65,266
Other Current Assets	-	-			-
Other Asset - Programming Inventory	-	103,500			103,500
Prepaids	1,607,657	-			1,607,657
Investments	91,116	-			91,116
Trade Credit Receivable	126,073 ___________	- _________	___________		126,073 ___________

Total Current Assets	2,920,795	135,383			3,056,178

Property and equipment, net	3,344,518	53,130			3,397,648
Goodwill and other assets	12,945,407 ___________	- _________	1,225,479 ___________	(a)(b)	14,170,886 ___________

Total assets	19,210,720 ___________	188,513 __________	1,225,479 ___________		20,624,712 ____________

Liabilities and Stockholder's Equity

Current Liabilities

Accounts Payable	289,656	198,974			488,630
Accrued Liabilities and other	284,745	-			284,745
Loans from shareholders	-	33,190			33,190
Notes Payable	826,904	40,265			867,169
Accrued Interest	159,610	-			159,610
Revolving Line of Credit	500,000	100,000			600,000
Deferred Revenue	300,000 ___________	- _________	___________		300,000 ___________

Total Liabilities	2,360,915 ___________	372,429 _________	___________		2,733,344 ___________

Stockholder's Equity

Convertible Preferred Stock	275,774	-			275,774
Common Stock	907,932	1,100	100	(a)	909,132
Additional Capital	25,016,488	13,248	1,248,052	(a)	26,277,788
Accumulated Deficit	(9,350,389) ___________	(198,264) __________	(22,673) ___________	(a)(b)	(9,571,326) __________

Total Stockholder's Equity	16,849,805 ___________	(183,916) __________	1,225,479 ___________		18,092,166 ____________

Total liabilities and stockholder's equity	19,210,720	188,513	1,225,479		20,624,712

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

______________________________________________________________________________

HISPANIC TELEVISION NETWORK, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS
AS OF JUNE 30, 2000

	HTVN ___________	Televidio & MGB ___________	Pro Forma Adjustments ___________	Pro Forma Combined ___________

Revenue	254,860	282,572		537,432

Expenses

Programming Expenses	878,673			878,673
Satellite Rental	444,709			444,709
Production expenses	111,531			111,531
Rental expense (net)	(13,938)			(13,938)
Administrative expenses	1,775,753	157,327		1,933,080
Salaries and wages	1,288,072	87,652		1,375,724
Non-cash compensation - stock	603,728			603,728
Depreciation	130,979	12,100		143,079
Amortization	670,337 ___________	__________	73,646 ___________	(b) 743,983 _________

Total Expenses	5,889,844 ___________	257,079 ___________	73,646 ___________	6,290,223 ___________

Loss from Operations	(5,634,984)	(25,493)	(73,646)	(5,752,791)

Other Income/Expenses

Interest expense (net)	251,538 __________	_________	__________	251,538 ___________

Net Loss	(5,886,522) ___________	25,493 __________	(73,646) __________	(6,004,329) ___________

Basic and diluted net loss per share	$ (0.07) ___________	$ - ___________		$ (0.07) ____________

Weighted average shares outstanding	86,308,396 ___________	- ___________		86,428,396 ____________

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

______________________________________________________________________________

HISPANIC TELEVISION NETWORK, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

3.	BASIS OF PRESENTATION

Effective July 11, 2000, the Company acquired Televideo, Inc. and MGB Entertainment, Inc. in exchange for 120,000 shares of common stock, valued at $1,262,500.

The allocation of the purchase price is summarized below:

		Assets acquired	$ 82,229
		Goodwill	1,472,909
		Liabilities	(292,638) ___________
		Total Purchase Price	$ 1,262,500

4.	PRO FORMA ADJUSTMENTS

	(a)	To reflect the purchase price (stock valued at $1,262,500) and the resulting intangible asset of goodwill as if the acquisition had occurred on June 30, 2000.
	(b)	To reflect the amortization of goodwill, as if the acquisition occurred on January 1, 2000.